Exhibit 99.1

Contact: Drew Babin, CFA, CMA Senior Managing Director of Corporate Communications Medical Properties Trust, Inc. (646) 884-9809 dbabin@medicalpropertiestrust.com

MEDICAL PROPERTIES TRUST SELLS MAJORITY INTEREST IN UTAH HOSPITALS

Generates Approximately $1.1 Billion of Total Cash Proceeds to MPT

Brings Total Liquidity Transactions Year-to-Date to $1.6 Billion, or 80% of MPT’s Initial FY 2024 Target

Birmingham, AL – April 12, 2024 – Medical Properties Trust, Inc. (the “Company” or “MPT”) (NYSE: MPW) today announced that it has sold its interests in five Utah hospitals to a newly formed joint venture (the “Venture”) with an investment fund (the “Fund”) affiliated with a leading multi-strategy, multi-billion dollar institutional asset manager with a proven track record in real estate investments. MPT has retained an approximate 25% interest in the Venture and the Fund purchased an approximate 75% interest for $886 million, fully validating MPT’s underwritten lease base of approximately $1.2 billion. Simultaneous with the closing of this sale transaction, the Venture placed new non-recourse secured financing, providing $190 million of additional cash to MPT based on its share of the proceeds and further confirming underwritten asset values.

Together, the two transactions delivered approximately $1.1 billion of immediate cash proceeds to MPT, before costs and reserves. The proceeds are expected to be used to reduce outstanding debt – including payment in full of the approximate $300 million Australian term loan due 2024 and repayment of borrowings under its revolving credit facility – and for general corporate purposes.

Edward K. Aldag, Jr., Chairman, President and Chief Executive Officer said, “MPT’s approach to underwriting hospital real estate has once again been validated by highly sophisticated third-party participants in a broadening private market for real hospital assets. Our primary focus remains on accelerating our capital allocation strategy, and we are now confident that we will exceed our initial target of $2.0 billion in liquidity transactions in 2024 based on the valuations achieved on recent transactions and the terms we are actively negotiating for additional transactions.”

As previously reported, the Utah lessee (an affiliate of CommonSpirit Health) may acquire the leased real estate at a price equal to the greater of fair market value and the approximate $1.2 billion lease base at the fifth or tenth anniversary of the 2023 master lease commencement. MPT granted certain limited and conditional preferences to the Fund based on the possible exercise price of the lessee’s purchase option.

Eastdil Secured, L.L.C. acted as exclusive financial adviser, and Goodwin Procter LLP and Baker Donelson PC acted as legal advisers for MPT.

About Medical Properties Trust, Inc.

Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospital real estate with 439 facilities and approximately 43,000 licensed beds in nine countries and across three continents as of December 31, 2023. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. For more information, please visit the Company’s website at www.medicalpropertiestrust.com.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “estimate”, “target”, “anticipate”, “believe”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding our strategies, objectives, future expansion and development activities, asset sales and other liquidity transactions, expected returns on investments and expected financial performance. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results or future events to differ materially from those expressed in or underlying such forward-looking statements, including, but not limited to: (i) macroeconomic conditions, including due to geopolitical conditions and instability, which may lead to a disruption of or lack of access to the capital markets, disruptions and instability in the banking and financial services industries, rising inflation and movements in currency exchange rates; (ii) the risk that MPT is not able to recover deferred rent or its other investments in Steward at full value, within a reasonable time period or at all; (iii) the risk that previously announced or contemplated property sales, loan repayments, and other capital recycling transactions do not occur as anticipated or at all; (iv) the risk that MPT is not able to attain its leverage, liquidity and cost of capital objectives within a reasonable time period or at all; (v) MPT’s ability to obtain debt financing on attractive terms or at all, as a result of changes in interest rates and other factors, which may adversely impact its ability to pay down, refinance, restructure or extend its indebtedness as it becomes due, or pursue acquisition and development opportunities; (vi) the ability of our tenants, operators and borrowers to satisfy their obligations under their respective contractual arrangements with us; (vii) the economic, political and social impact of, and uncertainty relating to, the potential impact from health crises (like COVID-19), which may adversely affect MPT’s and its tenants’ business, financial condition, results of operations and liquidity; (viii) our success in implementing our business strategy and our ability to identify, underwrite, finance, consummate and integrate acquisitions and investments; (ix) the nature and extent of our current and future competition; (x) international, national and local economic, real estate and other market conditions, which may negatively impact, among other things, the financial condition of our tenants, lenders and institutions that hold our cash balances, and may expose us to increased risks of default by these parties; (xi) factors affecting the real estate industry generally or the healthcare real estate industry in particular; (xii) our ability to maintain our status as a REIT for income tax purposes in the U.S. and U.K.; (xiii) federal and state healthcare and other regulatory requirements, as well as those in the foreign jurisdictions where we own properties; (xiv) the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain equity or debt financing secured by our properties or on an unsecured basis; (xv) the ability of our tenants and operators to operate profitably and generate positive cash flow, remain solvent, comply with applicable laws, rules and regulations in the operation of our properties, to deliver high-quality services, to attract and retain qualified personnel and to attract patients; (xvi) potential environmental contingencies and other liabilities; (xvii) the risk that the expected sale of three Connecticut hospitals currently leased to Prospect does not occur; (xviii) the risk that MPT is unable to monetize its investment in Prospect Medical Holdings, Inc. at full value within a reasonable time period or at all; and (xix) the cooperation of our joint venture partners, including adverse developments affecting the financial health of such joint venture partners or the joint venture itself; and (xx) the risks and uncertainties of litigation or other regulatory proceedings.

The risks described above are not exhaustive and additional factors could adversely affect our business and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in our most recent Annual Report on Form 10-K, as may be updated in our other filings with the SEC. Forward-looking statements are inherently uncertain and actual performance or outcomes may vary materially from any forward-looking statements and the assumptions on which those statements are based. Readers are cautioned to not place undue reliance on forward-looking statements as predictions of future events. We disclaim any responsibility to update such forward-looking statements, which speak only as of the date on which they were made.

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